UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2009

Solomon Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50532	52-1812208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Commerce Drive
Danbury, Connecticut 06810
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (203) 797-9586

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements:

Some of the statements in this report are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"

- "will"

- "should"

- "estimates"

- "plans"

- "expects"

- "believes"

- "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. Potential risks and uncertainties that could affect our future operating results include, but are not limited to, the risks described in our Annual Report on Form 10-KSB for the year ended December 31, 2007.

Item 8.01.	Other Events.

On March 24, 2009, the Company held a special meeting of stockholders for the purpose of voting on three proposals. These proposals ,as set forth in a proxy statement filed with the Securities and Exchange Commission and mailed to the Company’s stockholders, were:

(i)
To authorize the Board of Directors to effect, in its discretion prior to July 1, 2009, a reverse stock split of the issued and outstanding shares of Common Stock of the Company at a reverse stock split ratio of 1-for-100;

(ii)
To authorize the Board of Directors to reduce the number of shares of Common Stock that the Company is authorized to issue to 50,000,000 from 500,000,000 if the proposal for the reverse split of the Common Stock is approved and implemented;

(iii)
To authorize the Board of Directors to effect a change in the name of the Company from Solomon Technologies, Inc.  to Technipower Systems, Inc., or such other name as the Board of Directors of the Company may elect;

By the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, each proposal was approved.

The Board of Directors has not yet implemented any of these proposals. However, with the stockholders’ approval of these three proposals, the Company is now able to continue its plan to restructure its balance sheet and raise new capital which, if successful, would enable the Company to begin executing its business plan. In furtherance of these initiatives, the Company is currently negotiating with its major secured and unsecured creditors to accomplish the restructuring of its balance sheet.

Until such time that such restructuring is completed, the Company does not expect to file reports under the Securities Act of 1934 (the “Act”), including its Annual Report on Form 10-K for its fiscal year ended December 31, 2008. There can be no assurance that the Company will file reports under the Act in the future or that it will be successful in restructuring its balance sheet.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLOMON TECHNOLOGIES, INC.
(Registrant)

Dated: April 15, 2009	By:	/s/ Peter W. DeVecchis, Jr.
Peter W. DeVecchis, Jr.
President and Principal Executive Officer